        STANDSTILL AGREEMENT ("Agreement") entered into as of April 11, 2002 by and between Robert S. Ellin, an individual residing at 350 East 79th Street, Apt. 38A, New York, NY 10021 ("Ellin"), Nancy J. Ellin, an individual residing at 350 East 79th Street, Apt. 38A, New York, NY 10021 ("Nancy Ellin"), Atlantis Equities, Inc., a New York corporation ("Atlantis"), Robert Ellin Family 1997 Trust, a trust formed under the laws of the State of New York (the "Trust"), Robert Ellin Profit Sharing Plan, an employee benefit plan formed under the laws of the United States (the "Plan", and together with Ellin, Nancy Ellin, Atlantis and the "Trust", the "Ellin Group"), and Forward Industries, Inc., a New York corporation (the "Company"). and Forward Industries, Inc., a New York corporation, with offices at 1801 Green Road, Pompano Beach, FL 33064 (the "Company").

RECITALS:

        WHEREAS, in connection with the transactions to be consummated by it under that certain Settlement Agreement of even date herewith between the Ellin Group and the Company (the "Settlement Agreement"), the Company and the members of the Ellin Group have agreed to enter into this Agreement;

        WHEREAS, the Existing Position (as defined herein) owned beneficially or of record by the Ellin Group constitutes 100% of the Company Voting Securities (as defined herein) owned beneficially or of record, individually or collectively, by the Ellin Group and their Affiliates, associates and other persons with whom such Persons could constitute a group with respect to the Company Voting Securities;

        NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements set forth herein, intending to be legally bound hereby, the parties hereto, agree as follows:

AGREEMENT

  Certain Definitions.  For purposes of this Agreement:

    "Affiliate" shall mean, with respect to any specified Person, any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. In the case of Ellin, his Affiliates shall include without limitation the Robert Ellin Family 1997 Trust, the Trustee of said Trust, Atlantis Equities, Inc., a New York corporation having an address at 750 Lexington Avenue, New York, NY, and its officers and directors, the Robert Ellin Profit Sharing Plan, the administrator of said Plan, and Nancy J. Ellin.

    "beneficially own" or "beneficial ownership" (or terms of similar import) with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Securities Beneficially Owned by a Person shall include securities Beneficially Owned by all Affiliates and "associates" (as defined under Exchange Act) of such Person and all other Persons with whom such Person would constitute a "group" within the meaning of Section 13(d) of the Exchange Act and the rules promulgated thereunder.

    "Change of Control" shall mean the occurrence of any of the following: (i) any "person" or "group" (for the purposes of this definition, as such terms are used in Section 13(d) or 14(d)(2) under the Exchange Act) becomes the ultimate "beneficial owner" (as defined above in Section 1(b)) of 40% or more of the Company Voting Securities; or (ii) any "person" or "group" (other than existing executive officers and employee-directors of the Company and their Affiliates as of the date hereof), together with any Affiliates or Related Persons thereof, shall succeed in having a sufficient number of its nominees appointed to the Board of Directors of the Company such that the nominees, when added to any existing member remaining on the Board of Directors of the Company after such appointment who was a nominee of or is an Affiliate or Related Person of such "person" or "group", will constitute a majority of the board of Directors of the Company.

    "Common Stock" shall mean the Company's Common Stock, par value $0.01 per share.

    "Company Voting Securities" shall mean the Company's Common Stock and any other securities issued by the Company entitled, or which may be entitled, to vote (whether or not entitled to vote generally in the election of directors) and any securities convertible into or exercisable or exchangeable for such securities (whether or not subject to contingencies with respect to any matter or proposal submitted for the vote or consent of shareholders of the Company).

    "Exchange Act" shall mean the Securities Exchange Act of 1934.

    "Existing Position" shall mean the 695,700 shares of Common Stock owned beneficially or of record, individually or collectively, by Ellin, his immediate family members and his Affiliates, associates and other persons forming a group as of the date of this Agreement.

    "Person" shall mean an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

    "Related Person" shall mean, with respect to any Person, any other Person directly or indirectly owning 10% or more of the outstanding voting securities or combined voting power of such Person.

    "Standstill Period" shall mean the period commencing on the date that this Agreement is executed by the parties hereto and ending on the date that is eighteen months (547 days) after such date of execution; provided, however, that if the Ellin Group or any member thereof, or their Affiliates, agents or representatives, is determined by a court of applicable jurisdiction to have breached this Agreement, the date on which the Standstill Period shall end shall be extended for a period of time equivalent to the period during which such one or more such Persons were in breach.

  Standstill and Related Provisions.
    During the Standstill Period the Ellin Group, and each member thereof, agrees that without the prior written consent of the Board of Directors of the Company specifically expressed in a resolution adopted by a majority of the directors of the Company, the Ellin Group will not, each member of the Ellin Group will not, and Ellin will cause each of his other Affiliates, agents and representatives not to, directly or indirectly, alone or in concert with others:

      acquire or offer, propose or agree to acquire, directly or indirectly, whether by purchase, tender or exchange offer, through the acquisition of control of another Person or otherwise, any Company Voting Securities or other securities of the Company;

      make, or in any way participate, directly or indirectly, in any "solicitation" (as such term is used in the proxy rules of the Securities and Exchange Commission as in effect on the date hereof) of proxies or consents (whether or not relating to the election or removal of directors), advise, seek to advise, encourage or influence any Person with respect to the voting of any Company Voting Securities, initiate, propose or otherwise "solicit" (as such term is used in the proxy rules of the Securities and Exchange Commission as in effect on the date hereof) stockholders of the Company for the approval of shareholder proposals, whether made pursuant to Rule 14a-8 of the Exchange Act or otherwise, or induce or attempt to induce any other Person to initiate any such shareholder proposal or initiate any other action described in this Section 2(a)(ii);

      seek, propose, or make any statement with respect to, a merger, consolidation, business combination, tender or exchange offer, sale or purchase of assets, sale or purchase of securities, dissolution, liquidation, reorganization, recapitalization or similar transaction involving the Company, its subsidiaries or its business, whether or not any such transaction involves a Change of Control of the Company;

      form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to Beneficial Ownership of any Company Voting Securities or otherwise involving a transaction described in Section 2(a)(iii) above;

      deposit any Company Voting Securities in any voting trust or subject any Company Voting Securities to any arrangement or agreement with respect to the voting or beneficial ownership of any Company Voting Securities other than this Agreement;

      call or seek to have called any meeting of the stockholders of the Company or execute any written consent with respect to the Company or Company Voting Securities;

      otherwise act to control or seek to control or influence or seek to influence the management, Board of Directors or policies of the Company, or to induce a Change of Control of the Company;

      seek representation on the Board of Directors of the Company or seek the removal of any member of such Board; provided, however, that the appointment of Messrs. Galloway and Kuhr to the Board of Directors of the Company in accordance with the Settlement Agreement shall not constitute a violation of this provision;

      make any proposal or publicly disclose any intention to make any proposal (whether or not subject to conditions) or enter into any discussion regarding any of the actions described in this Section 2(a);

      take any action which might encourage, induce, persuade or force another Person to make a public announcement relating in any way to the Company, its subsidiaries or its business regarding any of the types of matters set forth in this subsection; or encourage, solicit, assist, institute, participate in, finance or support, or enter into any discussions, negotiations, understandings, agreements or arrangements with, any other Person, individual, entity or party with respect to any of the foregoing;

      make any proposal, statement or inquiry, or disclose any intention, plan or arrangement (whether written or oral) inconsistent with the foregoing, or make or disclose any request to amend, waive or terminate any provision of this Agreement; or

      have any discussions or communications, or enter into any arrangements, understandings, or agreements (whether written or oral) with, or advise, finance, assist or encourage, any other Person in connection with any of the foregoing, or make any investment in or enter into any arrangement with, any other Person that engages, or offers or proposes to engage, in any of the foregoing.

    During the Standstill Period none of the Ellin Group or any member thereof shall, and Ellin shall cause his other Affiliates, agents and representatives not to, directly or indirectly, effect, cause, participate in, or seek, offer, attempt or propose (whether publicly or otherwise) to effect, cause, participate in, seek, offer, attempt or propose any of the activities described in Section 2(a) above.

    Provided that none of the Ellin Group, its Affiliates, agents and representatives engages in any conduct otherwise prohibited by Section 2(a) above, (i) the record and/or beneficial ownership by the Ellin Group of the Existing Position (together with any Common Stock permitted to be purchased pursuant to Section 2(d) below), (ii) the fact that the Ellin Group may constitute a "group" within the meaning of Section 13(d) of the Exchange Act, (iii) their voting of the Common Stock represented by the Existing Position (together with any Common Stock permitted to be purchased pursuant to Section 2(d) below) and (iv) Ellin's private communications with the Nominee Directors (as defined in Section 2(e) hereof) for the purpose of conveying his views to them and to management generally with respect to governance and other matters affecting the business and affairs of the Company shall not be deemed to constitute a breach of Sections 2(a)(iv), (v) or (vii) of this Agreement, provided that such activities are not associated with any public statements of any kind relating thereto or other actions otherwise prohibited by this Agreement.

    During the Standstill Period, provided that each and all of the members of the Ellin Group have at all times complied and are then in compliance with all provisions of this Agreement, and Ellin provides to the Company written certification containing a representation and warranty to that effect, then notwithstanding the provisions of Section 2(a)(i) above:

    (i) Ellin or another member of the Ellin Group may, by written request made not more frequently than once each calendar quarter (a "Request"), upon the written approval of such Request by the Company's Board of Directors as evidenced by written authorization of an executive officer of the Company, purchase additional shares of Common Stock by transactions executed regular way on the Nasdaq Stock Market--Small Cap Market (the "Nasdaq Stock Market") only, such that after such purchase or purchases the aggregate beneficial ownership of Common Stock held by the Ellin Group in all capacities shall be not more than 15.0% of the shares of Common Stock outstanding (as of the date hereof, 873,846 shares), including the Company Voting Securities represented by the Existing Position. Any such purchases must be completed within 60 days of the approval of the Board of Directors, which may be given or withheld in its sole discretion. The Company shall notify Ellin of its decision to approve or reject a Request not later than fifteen calendar days after receipt thereof; and

    (ii) Without regard to the disposition of any Request under clause (d)(i) above, in the event that the Company receives written notification from the Nasdaq Stock Market that it intends to de-list, or to commence a de-listing proceeding with respect to, the Common Stock and the reason given for such de-listing or proceeding relates solely and exclusively to the prevailing trading prices of the Common Stock on the Nasdaq Stock Market, the Company shall promptly so advise Ellin in writing. Ellin, or other members of the Ellin Group, may, after the action or proposed action by the Nasdaq Stock Market has been made public, thereupon purchase shares of Common Stock by transactions executed regular way on the Nasdaq Stock Market only, in an amount not to exceed the amount of shares and percentage set forth in clause (i) of this Section 2(d), it being understood and agreed that such amount and percentage caps shall apply to all purchases, if any, made pursuant to clause (d)(i) and clause (d)(ii) in the aggregate; and

    (iii) Each purchase of Common Stock permitted pursuant to Section 2(d)(i) or (ii) above is subject to the following: (A) Each and all of the members of the Ellin Group must at all times be in compliance with all provisions of this Agreement and all applicable provisions of United States Federal and state securities laws, including without limitation Sections 10, 13(d), and 16 under the Exchange Act and the rules and regulations promulgated thereunder by the Securities and Exchange Commission, including without limitation Rule 10b-5 and Rules 13d-1-13d-5, inclusive, thereof, the rules of the Nasdaq Stock Market and the rules of the National Association of Securities Dealers; (B) the Ellin Group shall on a timely basis amend and file Schedule 13D with respect to the Company Voting Securities, as required, and in addition, not later than two business days after each such purchase, notify the Company in writing by facsimile transmission as to each such purchase, the amount thereof and the aggregate holdings of Common Stock held by each and every member of the Ellin Group after giving effect to such purchase; (C) any purchase permitted by this Section 2(d) shall in not in any respect whatsoever constitute a waiver or modification of any of the other terms of this Agreement or diminish the obligations of each and every member of the Ellin Group or otherwise expand their rights hereunder; and (D)(x) having approved the purchase of Common Stock under Section 2(d)(i), as the case may be, the Company may at any time thereafter instruct Ellin by written notice to stop such purchases, or (y) if the condition precedent to purchases permitted under Section 2(d)(ii) shall have been satisfied, the Company may at any time thereafter instruct Ellin by written notice to stop such purchases if the Company deems such action advisable in order to comply with applicable laws or if the Company has been advised by the Nasdaq Stock Market that proceedings to de-list the Common Stock have been terminated and the Common Stock shall not have been de-listed, and in each case described under clause (x) or (y), as the case may be, each and all members of the Ellin Group shall thereupon refrain from further purchases, unless and until again permitted to do so under the foregoing provisions.

    It is contemplated under the Settlement Agreement that Messrs. Bruce Galloway and Jeff Kuhr (collectively, the "Nominee Directors") will be appointed to the Company's Board of Directors in accordance with the terms thereof. Notwithstanding Section 1(j) above, if during the Standstill Period (i) each of Messrs. Galloway and Kuhr (x) is ready, willing and able to stand for nomination and election to the Company's Board of Directors and (y) has not been determined to be ineligible for such nomination or election in accordance with the Company's policies, certificate of incorporation and by-laws and applicable laws, and the Company refuses or fails to nominate either such person for election as a director to the Board of Directors at the same time that other candidates for election are so nominated, or (ii) either or both of Messrs. Galloway and Kuhr are removed from office without cause, then in either case the Standstill Period shall thereupon immediately terminate. Termination of the Standstill Period prior to the term specified in Section 1(j) pursuant to this Section 2(e) shall not apply in the case of a failure or refusal of either or both of Messrs. Galloway or Kuhr to stand for nomination or election, the resignation of either or both of them, the removal from office for cause or the inability of either or both to stand for election or serve as a director as a result of disability or death.

  Litigation.
    During the Standstill Period, the Ellin Group shall not, each member thereof shall not, and Ellin shall cause his Affiliates, agents and representatives not to, file (or encourage, participate in, finance or support the filing or maintenance of) any suit or other proceeding in any court against the Company or any of its directors, officers, employees or agents, or any of their respective Affiliates, except a suit to enforce this Agreement, the Settlement Agreement (and any exhibits thereto) or any subsequent agreement entered into by the parties during the Standstill Period.

    During the Standstill Period, the Company shall not file (or encourage, participate in, finance or support the filing or maintenance of) any suit in any court against any of the Ellin Group, Ellin, his Affiliates, agents and representatives except a suit to enforce this Agreement, the Settlement Agreement (and any exhibits thereto) or any subsequent agreement entered into by the parties during the Standstill Period.

  Confidentiality.
    Each member of the Ellin Group acknowledges and agrees that one or more of Ellin and other members of the Ellin Group may have access to certain confidential and/or proprietary information of the Company and its subsidiaries and affiliates and that such information constitutes valuable, special and unique property of the Company (the "Confidential Information"). Each member of the Ellin Group further agrees that, during the Standstill Period and thereafter, it shall keep confidential and will not, directly or indirectly, in any manner or capacity, disclose any Confidential Information to any other Person, firm, corporation, association or other entity for any reason or purpose whatsoever and shall only disclose the same to Ellin's attorneys, accountants and financial advisors on a need-to-know basis, and will not, directly or indirectly, utilize or exploit such information. Ellin shall cause his Affiliates, agents and representatives to comply with the terms of this Section 4(a).]

    In addition, during the Standstill Period, the Company and the Ellin Group will keep confidential and will not, directly or indirectly, in any capacity or manner except as and to the extent required by law (including any disclosure requirements under Section 13(d) of the Exchange Act) or necessary to accomplish the undertakings set forth in this Agreement, disclose the existence of this Agreement or any subsequent agreement entered into by the parties during the Standstill Period, the terms and conditions of this Agreement or any such agreement and the transactions contemplated herein or therein, nor information regarding the discussions and negotiations related thereto, and shall only disclose the same to such of Ellin's attorneys, accountants and financial advisors on a need-to-know basis and to such other persons as are necessary to accomplish the undertakings set forth in this Agreement. Ellin shall cause his Affiliates, agents and representatives to comply with the terms of this Section 4(b).

    Subject to compliance with the terms of this Agreement, contemporaneously with the execution and delivery of this Agreement (but in any event not later than one business day thereafter), Ellin and the Ellin Group shall file with the Securities and Exchange Commission one or more amendments to the Statement on Schedule 13D previously filed by them for the purpose of attaching a copy of this Agreement as an exhibit thereto or, if required in the reasonable opinion of legal counsel to them, file a new Statement on Schedule 13D. In order to facilitate any such filings, the Company shall provide Ellin with an electronic copy of this Agreement on or before the execution and delivery thereof by e-mail or diskette in Microsoft Word format. In addition, Ellin and the Ellin Group may in their discretion agree to cause to be issued a press release that describes or summarizes the agreements and undertakings set forth herein. The language to be contained in the amended Schedule 13D, or the new Schedule 13D, as the case may be, and the press release, as the case may be, shall have been agreed upon in form and substance by Ellin and the Company prior to such filing and issuance, respectively. None of the Ellin Group or any member thereof shall thereafter during the Standstill Period file an amendment to said Schedule 13D, file a new Schedule 13D or issue any press release with respect to the subject matter hereof unless the Company shall have agreed in form and substance to the contents thereof prior to such filing or release.

    In the event that any member of the Ellin Group or any Person to whom any of the foregoing transmits Confidential Information pursuant to this Agreement is requested or becomes legally compelled (by oral questions, interrogatories, request for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Confidential Information, Ellin shall, and he shall cause his Affiliates, agents and representatives to, provide the Company with prompt written notice so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that a protective order or other remedy is not obtained or the provisions of this Agreement are not waived, such person will furnish only that portion of the Confidential Information which is legally required and will exercise his or her reasonable efforts to obtain reliable assurance that confidential treatment will be accorded any Confidential Information so disclosed.

  No Derogatory Remarks.

    Each member of the Ellin Group hereby agrees that it will not, and each shall cause its Affiliates, agents and representatives to agree not to, during the Standstill Period, directly or indirectly, in any capacity or manner, make, express, transmit, speak, write, verbalize or otherwise communicate in any way (or cause, further, assist, solicit, encourage, support or participate in any of the foregoing), any remark, comment, message, information, declaration, communication or other statement of any kind, whether verbal, in writing, electronically transferred or otherwise, that might reasonably be construed to be derogatory or critical of, or negative toward, the Company or any of its directors, officers, affiliates, subsidiaries, employees, agents or representatives (collectively, the "Company's Representatives"), or to malign, harm, disparage, defame or damage the reputation or good name of the Company, its business or any of the Company's Representatives, and/or that reveals, discloses, incorporates, is based upon, discusses, includes or otherwise involves any Confidential Information.

    the Company hereby agrees that, during the Standstill Period, the Company will not, directly or indirectly, in any capacity or manner, make, express, transmit, speak, write, verbalize or otherwise communicate in any way (or cause, further, assist, solicit, encourage, support or participate in any of the foregoing), any remark, comment, message, information, declaration, communication or other statement of any kind, whether verbal, in writing, electronically transferred or otherwise, that might reasonably be construed to be derogatory or critical of, or negative toward, any of Ellin or any other member of the Ellin Group, or to malign, harm, disparage, defame or damage the reputation or good name of Ellin or any member of the Ellin Group (or their businesses, as applicable), agents or representatives.

  Remedies.  The Company and each member of the Ellin Group acknowledge and agree that the covenants and agreements set forth in this Agreement are an essential inducement for the Company and the Ellin Group to have entered into this Agreement, and the restrictions imposed herein are not greater than are fair and reasonable and necessary for the protection of the Company and the Ellin Group in light of the substantial harm that the Company and the Ellin Group will suffer in the event of a breach of any of the provisions of said covenants or agreements. The Company and each member of the Ellin Group further acknowledge and agree that the parties would not have an adequate remedy at law and would be irreparably harmed in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, in the event of an actual or threatened breach of this Agreement by the Company, the Ellin Group or any member thereof (or any of their Affiliates, agents or representatives), each party hereto shall be entitled to injunctive or other equitable remedy or relief to enjoin, restrain, prohibit and/or prevent breaches or violations of this Agreement and to specifically enforce the terms and provisions hereof (including, without limitation, requiring each and every member of the Ellin Group and any nominee, broker or other Person acting on their behalf, to dispose of shares of Common Stock in order to be in compliance with the terms of this Agreement), in addition to any other remedy at law or in equity to which such party may be entitled. Each of the Company and the members of the Ellin Group hereby waives, and the Company agrees to cause the Company's Representatives to waive, and Ellin agrees to cause Ellin's Affiliates, agents and representatives, as the case may be, to waive, any requirement for the securing or posting of any bond or the proving of actual damages in connection with such remedy or relief.

  Miscellaneous.

    Notices. All notices, consents, waivers and other communications under this Agreement must be in writing and will be deemed to have been duly given if delivered by hand, by overnight delivery, or by United States mail, postage prepaid, registered or certified mail, return receipt requested, upon delivery or refusal of delivery, in each case to the appropriate addresses set forth below (or to such other addresses as a party may designate by notice to the other party hereto):

If to Ellin:
Mr. Robert S. Ellin 350 East 79th Street
Apt. 38A
New York, NY 10021
copy to:
Brown Raysman Millstein
Felder & Steiner
900 Third Avenue
New York, NY 10022
Facsimile: (212) 702-5941
Attention: Joel M. Handel, Esq.

If to Nancy Ellin:
Mrs. Nancy J. Ellin 350 East 79th Street
Apt. 38A
New York, NY 10021
copy to:
Brown Raysman Millstein
Felder & Steiner
900 Third Avenue
New York, NY 10022
Facsimile: (212) 702-5941
Attention: Joel M. Handel, Esq.]

If to Atlantis Equities, Inc.:
Atlantis Equities, Inc.
Robert S. Ellin, President 750 Lexington Avenue
23rd Floor
New York, NY 10022
Attention: Robert S. Ellin

If to Robert Ellin Family 1997 Trust:
Robert Ellin Family 1997 Trust
Marvin Ellin, Trustee
106 Central Park South
New York, NY 10019

If to Robert Ellin Profit Sharing Plan:
c/o Robert Ellin, Trustee
c/o Atlantis Equities, Inc.
750 Lexington Avenue
New York, NY 10022

If to the Company:
Forward Industries, Inc.
1801 Green Road
Pompano Beach, FL 33064
copy to:
Hogan & Hartson
551 Fifth Avenue
New York, NY 10176
Facsimile: (212) 697-6686
Attention: Jeffrey W. Rubin, Esq.

    or too such other address as to the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

    Entire Agreement. This Agreement constitutes the entire agreement, and supersedes any prior agreements and understandings (oral or written), between the parties hereto relating to the subject matter of this Agreement. To be effective, any modification, amendment or supplement of this Agreement must be in writing and signed by the party to be charged thereby.

    Choice of Law. The validity and construction of this Agreement shall be governed by the laws of the State of New York, without regard to the principles of conflict of laws thereof.

    Headings. The Section headings herein are for reference only and shall not limit or control the meaning of any provision of this Agreement.

    No Waiver. No delay or omission on the part of any party hereto in exercising any right hereunder shall operate as a waiver of such right or any other right under this Agreement.

    Assignment. No party hereto shall assign this Agreement, or any rights, benefits, duties or obligations hereunder, or any interest therein, without first obtaining the written consent of the other party hereto. Without waiver of the foregoing provisions, all of the rights, benefits, duties, liabilities, and obligations of the parties hereto shall inure to the benefit of and be binding upon the parties and their respective heirs, successors and permitted assigns.

    Interpretation. The parties hereto have each negotiated the terms hereof and reviewed this Agreement carefully. It is the intent of the parties that each word, phrase, and sentence and other part hereof shall be given its plain meaning, and that rules of interpretation or construction of contracts that would construe any ambiguity of any part hereof against the draftsman, by virtue of being the draftsman, shall not apply. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Unless the context otherwise indicates, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a person are also to its heirs, successors and permitted assigns.

    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall comprise one and the same document. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement.

    Attorneys' Fees. If legal action is commenced to enforce this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and reasonable attorneys' fees and expenses in addition to any other relief granted. The term "prevailing party" shall mean the party in whose favor final judgment after appeal (if any) is rendered with respect to the claims asserted in a complaint.

    The agreements, undertakings, obligations and covenants set forth herein or in any Exhibit hereto on the part of the members of the Ellin Group shall be bind them jointly and severally.

    Severability. If any provision of this Agreement shall be held invalid under any applicable laws, such invalidity shall not affect any other provision of this Agreement that can be given effect without the invalid provision, and, to this end, the provisions hereof are severable.

    Expenses. All costs and expenses incurred in connection herewith shall be borne by the respective parties incurring such expense, whether or not such transactions are consummated.

    No Third Party Beneficiaries. Except as expressly provided herein, this Agreement and its provisions, terms and conditions are for the sole and exclusive benefit of the parties to this Agreement and their heirs, successors and permitted assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

ROBERT S. ELLIN
________________________________

NANCY ELLIN
________________________________

ATLANTIS EQUITIES, INC.
________________________________
By:
Name:
Title:

ROBERT ELLIN FAMILY 1997 TRUST
________________________________
By:
Name:
Title:

ROBERT ELLIN PROFIT SHARING PLAN
________________________________
By:
Name:
Title:

FORWARD INDUSTRIES, INC.
________________________________
By:
Name:
Title: